SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          February 21, 2001
 --------------------------------------------------------------
Date of Report (Date of earliest event reported)


                               PEOPLES BANCORP INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             Commission File Number


                        Ohio                                   31-0987416
----------------------------------------------               -------------
(State or other jurisdiction of incorporation)            (I.R.S. Employer
                                                         Identification Number)

      138 Putnam Street
        P.O. Box 738,
       Marietta, Ohio                                          45750
----------------------------------------               ---------------------
(Address of principal executive offices)                     (Zip Code)


                     Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)






                           Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On February 21, 2001, announced the recent appointment of Mark F. Bradley as Chief Integration Officer. The release is included herewith as
Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.

EXHIBIT NUMBER                  DESCRIPTION
--------------                  -------------------------------------
    99                          News Release issued February 21, 2001

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  February 21, 2001                  PEOPLES BANCORP INC.
                                          --------------------
                                          Registrant


                                 By:  /s/ ROBERT E. EVANS
                                          Robert E. Evans
                                          President and Chief Executive Officer




                                INDEX TO EXHIBITS


Exhibit Number                Description                           Page
------------------            ----------------------------       ----------
          99                  News Release issued 02/21/01            4